SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. __ )
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement
[ X ]Definitive Proxy Statement
[   ]Definitive Additional Materials
[   ]Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

ENZON, INC.

              (Name of Registrant as Specified In Its Charter)

KEVIN T. COLLINS, ESQ.
                 (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[   ]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[   ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:



          (2)  Aggregate number of securities to which transaction applies:



          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:



          Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               . . . . . . . . . . . . . .

          2)   Form, Schedule or Registration Statement No.:

               . . . . . . . . . . . . . . .

          3)   Filing Party:

               . . . . . . . . . . . . . . .

          4)   Date Filed:

               . . . . . . . . . . . . .

                                    ENZON, INC.

                              20 KINGSBRIDGE ROAD
                         PISCATAWAY, NEW JERSEY 08854
                                      (908) 980-4500

                         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                TO BE HELD DECEMBER 5, 1995


To our Stockholders:

      You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Enzon, Inc., a Delaware corporation ("Enzon" or the "Company") will be held at the Embassy Suites Hotel, 121 Centennial Avenue, Piscataway, New Jersey on Tuesday, December 5, 1995 at 10:00 a.m. local time, for the following purposes:

      1. To elect two Class III directors, each for a term of three years in accordance with the Company's Certificate of Incorporation and By-Laws (Proposal No. 1);

      2. To vote on a proposal to approve an amendment to the Company's Non-Qualified Stock Option Plan, as amended (the "Non-Qualified Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted to officers, employees, directors and independent consultants under the Non-Qualified Stock Option Plan from 5,000,000 to 6,200,000 (Proposal No. 2);

      3. To ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1996 (Proposal No. 3); and

      4. To transact such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      Only holders of record of the Company's Common Stock, par value $.01 per share, and Series A Cumulative Convertible Preferred Stock, par value $.01 per share, at the close of business on October 25, 1995 are entitled to notice of and to vote at the Annual Meeting.

      Enzon hopes that as many stockholders as possible will personally attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                    By order of the Board of Directors,



                                    John A. Caruso, Secretary
Piscataway, New Jersey
October 31, 1995


                                  ENZON, INC.
                                    _______

                                PROXY STATEMENT
                                    _______

      This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") of Enzon, Inc. ("Enzon" or the "Company") to be held on Tuesday, December 5, 1995 and at any adjournment thereof. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND IS REVOCABLE BY THE STOCKHOLDER ANY TIME BEFORE IT IS VOTED. For more information concerning the procedure for revoking the proxy see "General." This Proxy Statement was first mailed to stockholders of the Company on or about October 31, 1995, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1995. The principal executive offices of the Company are located at 20 Kingsbridge Road, Piscataway, New Jersey 08854, telephone (908) 980-4500.


                     OUTSTANDING SHARES AND VOTING RIGHTS

      Only holders of the Company's common stock, par value $.01 per share (the "Common Stock" or "Common Shares") and Series A Cumulative Convertible Preferred Stock, $.01 per share (the "Series A Preferred Stock" or "Series A Preferred Shares") outstanding at the close of business on October 25, 1995 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, the number and class of stock that was outstanding and will be entitled to vote at the meeting were 26,328,874 Common Shares and 109,000 Series A Preferred Shares. Each Common Share and Series A Preferred Share is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

      To be elected, a director must receive a plurality of the votes of the Common Shares and Series A Preferred Shares, voting as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of at least a majority of the Common Shares and Series A Preferred Shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class, is necessary for approval of Proposal No. 2 and Proposal No. 3. A quorum is representation in person or by proxy at the Annual Meeting of at least one-third of the combined Common Shares and Series A Preferred Shares outstanding as of the Record Date.

      Pursuant to Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Proxy cards which are voted by marking "Withheld" or "Abstain" on a particular matter are counted as present for quorum purposes and for purposes of determining the outcome of such matter, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter. If a validly executed proxy card is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum, but will be treated as not present for purposes of determining the outcome of any matter as to which the broker does not have authority to vote.


                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Pursuant to the provisions of the Company's Certificate of Incorporation and By-laws, the Board of Directors is comprised of three classes of directors, designated Class I, Class II and Class III. One class of directors is elected each year to hold office for a three-year term and until successors of such directors are duly elected and qualified. Two Class III directors will be elected at this year's Annual Meeting. The nominees for election to the office of director, and certain information with respect to their backgrounds and the backgrounds of non-nominee directors, are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein as Class III directors. Each of the nominees named herein presently serves as a director of the Company. In the event any of the nominees named herein is unable to serve as a director, discretionary authority is reserved to the Board of Directors to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected.

               NOMINEES FOR ELECTION TO THE OFFICE OF DIRECTOR
                          AT THE 1995 ANNUAL MEETING

                                    DIRECTOR
NOMINEE                  AGE        SINCE             POSITION WITH THE COMPANY

Dr. Abraham
Abuchowski, Ph.D.(1)      47          1983            Chairman of the Board

Robert LeBuhn(2)(3)       63          1994            Director


                  NON-NOMINEE DIRECTORS CONTINUING TO SERVE
            IN THE OFFICE OF DIRECTOR AFTER THE 1995 ANNUAL MEETING

                                    DIRECTOR
NOMINEE                 AGE         SINCE             POSITION WITH THE COMPANY

Peter G.
 Tombros(1)(4)           53       1994              President and Chief Executive
                                                     Officer

Dr. Rosina B.
 Dixon(2)(4)             52       1994              Director

A.M. "Don"
 MacKinnon(1)(3)(5)      70       1990              Director

Randy H. Thurman(1)(5)   46       1993              Director


(1)  Member of the Executive Committee
(2)  Member of the Compensation Committee
(3)  Member of the Audit Committee
(4)  Class I director serving until the 1996 Annual Meeting
(5)  Class II director serving until the 1997 Annual Meeting


                       BUSINESS EXPERIENCE OF DIRECTORS

NOMINEE CLASS III DIRECTORS FOR ELECTION AT 1995 ANNUAL MEETING

      DR. ABRAHAM ABUCHOWSKI, PH.D., a co-founder of the Company, has served as Chairman of the Board of Directors since the Company's inception. Dr. Abuchowski served as President and Chief Executive Officer of the Company from its inception until April 1994. He received his B.A. degree from Rutgers College of South Jersey in 1970. Subsequent to that, he began his doctoral training at Rutgers University under the tutelage of Dr. Frank Davis, the Company's other co-founder and a retired member of the Board, where he assisted in developing the chemical technology which serves as the basis for the
Company's proprietary technology, PEG modification. Dr. Abuchowski was supported as a National Science Foundation Fellow and a Charles and Johanna Busch Fellow until receiving his Ph.D. from Rutgers in 1975. From 1975 until 1979, he remained in Dr. Davis' laboratory as a post-doctoral fellow while further developing PEG modification. In 1980, he became a visiting assistant professor at Rutgers and in 1981, won a five year award as a Scholar of the Leukemia Society of America, one of ten in the world, for his outstanding work in this area. In 1981, Dr. Davis and he founded Enzon.

      ROBERT LEBUHN has served as a Director of the Company since August 1994. Mr. LeBuhn was chairman of Investor International (U.S.), Inc., a subsidiary of Investor A.B., part of Sweden's Wallenberg Group from June 1992 until his retirement in September 1994, and was its president from August 1984 through June 1992. He is a former managing director of Rothschild, Inc. Mr. LeBuhn is a director of USAir Group, Inc., Acceptance Insurance Companies, Inc., Lomas Financial Corporation and Cambrex Corporation. Lomas Financial Corporation filed for protection under Chapter 11 of the United States Bankruptcy Code in October 1995. He is president and a trustee of the Geraldine R. Dodge Foundation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR DR. ABUCHOWSKI AND MR. LEBUHN AS CLASS III DIRECTORS (PROPOSAL NO. 1 ON THE PROXY CARD).

NON-NOMINEE CLASS I DIRECTORS SERVING UNTIL 1996 ANNUAL MEETING

      PETER G. TOMBROS has served as President and Chief Executive Officer of the Company and a member of the Board since April 1994. Prior to joining Enzon, Mr. Tombros spent 25 years with Pfizer Inc., a research based, global healthcare company headquartered in New York City. From 1986 to March 1994, he served as a vice president of Pfizer Inc. in the following areas: executive vice president of Pfizer Pharmaceuticals, a division of Pfizer Inc., corporate strategic planning and investor relations. From 1980 to 1986, Mr. Tombros served as senior vice president of Pfizer Pharmaceuticals and general manager for the Roerig division of Pfizer Inc. Mr. Tombros currently serves on the board of trustees of Cancer Care and the National Cancer Care Foundation, Dominican College and Fisk University. From 1980 to 1992, he was a director of the American Foundation of Pharmaceutical Education and served as Chairman for three of those years. Mr. Tombros serves on the Board of Directors of Alpharma Inc., formally A.L. Pharma Inc., a Norwegian company specializing in the areas of animal health, pharmaceuticals and fine chemicals.

      DR. ROSINA B. DIXON has served as Director of the Company since August 1994. Dr. Dixon has been a consultant to the pharmaceutical industry since 1987. Prior to such time she held senior positions at CIBA-GEIGY Pharmaceuticals, a division of CIBA-GEIGY Corporation, and Schering-Plough Corporation. She received her M.D. from Columbia University, College of Physicians and Surgeons and is certified by the National Board of Medical Examiners and the American Board of Internal Medicine. She is a member of the American College of Clinical Pharmacology, American Society for Clinical
Pharmacology and Therapeutics and the National Association of Corporate Directors and currently serves as a director of Church & Dwight Co., Inc. and Cambrex Corporation.

NON-NOMINEE CLASS II DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING

      A.M. "DON" MACKINNON has served as a Director of the Company since 1990. Mr. MacKinnon was president and chief operating officer of CIBA-GEIGY Corporation from 1980 until his retirement in 1986. He was a member of the Board of Directors of CIBA-GEIGY Corporation from 1970 until he reached the mandatory retirement age in December 1994. Over the last eight years, Mr. MacKinnon has served on the Board of Directors of several biopharmaceutical companies.

      RANDY H. THURMAN has served as a Director of the Company since April 1993. From 1993 to 1995, Mr. Thurman served as chairman and chief executive officer of Corning Life Sciences. From 1985 to 1993, Mr. Thurman served as corporate executive vice president and director of Rhone-Poulenc Rorer, Inc. and president of Rhone-Poulenc Rorer Pharmaceuticals, Inc. He also serves on the boards of directors of Immune Response Corporation, Hahnemann University and the Fox Chase Cancer Center.


                            DIRECTORS' COMPENSATION

DIRECTORS' CASH COMPENSATION

      During the fiscal year ended June 30, 1995, the Company provided no cash compensation to its directors for acting as a director or a member of committees of the Board of Directors, other than reimbursement of reasonable expenses incurred by the director in attending Board and committee meetings.

DIRECTORS' STOCK OPTIONS

      In December 1993, the Board of Directors adopted, and the stockholders approved, an amendment to the Non-Qualified Stock Option Plan, as amended, providing for automatic grants of options ("Automatic Grants") under a formula (the "Formula") to Independent Directors.

      Under the Formula, Independent Directors automatically receive an option to purchase 60,000 shares of Common Stock on each of the following dates:
January 2, 1994, January 2, 1997, January 2, 2000 and January 2, 2003 (the "Regular Grants"). On the date of each Independent Director's initial election to the board, pursuant to a vote of the Company's stockholders or the board, such newly-elected Independent Director automatically receives (i) an option to purchase such Independent Director's pro rata share of the Regular Grant, which equals the product of 1,666 multiplied by the number of whole months remaining in the relevant three year period until the next Regular Grant (the "Pro Rata Grant"); and (ii) an option to purchase 10,000 shares of Common Stock (the "Initial Election Grant"). Each option granted to an Independent Director pursuant to a Regular Grant vests and becomes exercisable as follows: as to 20,000 shares one year after the date of grant; as to 20,000 shares two years after the date of grant, and as to the remaining 20,000 shares three years after the date of grant. Those options granted pursuant to a Pro Rata Grant vest and become exercisable as to that number of shares equal to the product of 1,666 multiplied by the number of whole months remaining in the first calendar year in which the Independent Director is elected initially to the board on the January 1st following such Independent Director's initial election to the board; and as to any remaining shares in accordance with the schedule for options granted pursuant to a Regular Grant. Those options granted pursuant to an Initial Election Grant vest and become exercisable as to 5,000 shares one year after the date of grant; and as to 5,000 shares two years after the date of grant.

      An option granted to an Independent Director pursuant to the Formula will not become exercisable as to the relevant shares unless such Independent Director has served continuously on the board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date such Independent Director joined the board until the end of such year should such Independent Director have joined the board during such year; provided, however, that if an Independent Director does not fulfill such continuous service requirement due to such Independent Director's death or disability all options granted under the Formula and held by such Independent Director nonetheless vest and become exercisable as though such Independent Director fulfilled the continuous service requirement. An option granted to an Independent Director pursuant to the Formula remains exercisable for a period of ten years from the date of grant.

      During the fiscal year ended June 30, 1995, the persons set forth below were granted the following options under the Company's Non-Qualified Stock Option Plan. The exercise price of all options granted during the fiscal year ended June 30, 1995 represents the fair market value of the Common Stock on the date of grant.

                 NAME               NUMBER OF OPTIONS         EXERCISE PRICE
            Dr. Rosina B. Dixon     46,664{(1)}                  $2.75
            Dr. Rosina B. Dixon     10,000{(2)}                   2.75
            Robert LeBuhn           46,664{(1)}                   2.75
            Robert LeBuhn           10,000{(2)}                   2.75
            A.M. "Don" MacKinnon    20,000{(3)}                   2.00
            Randy H. Thurman        20,000{(3)}                   2.00

(1) These options were granted to new independent directors, pursuant to the Formula described above for Pro Rata Grants. Accordingly, they vest and become exercisable as to 6,664 shares on January 2, 1995, as to 20,000 shares on January 2, 1996 and as to 20,000 shares on January 2, 1997.

(2) These options were granted to new independent directors, pursuant to the Formula described above for Initial Election Grants. Accordingly, they vest and become exercisable as to 5,000 shares on August 15, 1995 and 5,000 shares on August 15, 1996.

(3) These options were granted as consideration for additional services provided as directors. They vested and became exercisable as to all 20,000 shares on August 21, 1995.


REPORTING OF SECURITIES TRANSACTIONS

      Ownership of and transactions in the Company's stock by Executive Officers and Directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. During the year ended June 30, 1995, the following persons inadvertently did not file such reports in a timely manner:
Mr. Tombros did not file a Form 5 in a timely manner to report a gift of his shares of Common Stock and options granted to him, Messrs. MacKinnon, Thurman, Abuchowski, Caruso and Zuerblis did not file a Form 5 in a timely manner to reflect options granted to them, and Dr. Abuchowski did not file a Form 4 in a timely manner to report purchases of Common Stock for his retirement account.


              INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS
                          AND COMMITTEES OF THE BOARD

      Nine meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 1995. Randy Thurman attended six of the nine Board of Directors' meetings held during the fiscal year. Each other incumbent Director attended at least 75% of the total number of meetings of the Board of Directors held during the fiscal year.

      Each incumbent Director attended at least 75% of the total number of meetings of any committees of the Board of Directors held during the period in such fiscal year during which such director was a member of any such committee.

      As of June 30, 1995, the only standing committees of the Company's Board of Directors were the Executive Committee, Audit Committee and Compensation Committee.

      The Executive Committee, comprised of A.M. "Don" MacKinnon, Chairman, Peter G. Tombros, Dr. Abraham Abuchowski, and Randy H. Thurman, meets to review and make decisions concerning matters which would otherwise come before the board, as permitted by Delaware law and the Company's by-laws. Given the relatively small size of the Company's current Board of Directors, the Company determined that efficiencies were not being realized from meetings of the Executive Committee and therefore suspended meetings of the Executive Committee in September 1994. The Executive Committee met once during the fiscal year ended June 30, 1995.

      The Audit Committee is comprised of Robert LeBuhn, Chairman and A.M. "Don" MacKinnon. The primary functions of the Audit Committee are to meet with the Company's independent auditors to discuss and review audit procedures and issues, meet with management on matters concerning the Company's financial condition, internal controls and year-end audit, and report to the board on such matters. The Audit Committee held two meetings during the fiscal year ended June 30, 1995.

      The Compensation Committee is comprised of Dr. Rosina B. Dixon, Chairperson and Robert LeBuhn. The primary functions of the Compensation Committee are to administer the Company's Non-Qualified Stock Option Plan, determine the compensation of the Company's officers and senior management and review compensation policy. There were four meetings of the Compensation Committee during the fiscal year ended June 30, 1995.


                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

      As of the date hereof, the members of the Board of Directors serving on the Compensation Committee of the Board of Directors are Dr. Rosina B. Dixon, Chairperson and Robert LeBuhn, both of whom are non-employee directors of the Company. Dr. Rosina B. Dixon and Robert LeBuhn joined the Compensation
Committee on August 15, 1994. Randy H. Thurman, a non-employee director, served as a member of the Compensation Committee through January 16, 1995. James F. Mrazek and Norman Gross, former non-employee directors, served as members of the Compensation Committee through August 14, 1994.


                   BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

      Set forth below is certain information regarding the executive officers of the Company who do not serve on the Board of Directors.

      JOHN A. CARUSO, 50, has served as Vice President, Business Development and General Counsel of the Company since July 1994 and as Secretary of the Company since July 1989. From January 1991 to July 1994, Mr. Caruso served as Vice President, Legal Affairs of the Company. From the time he joined the Company in September 1987 through December 1990, Mr. Caruso served as Corporate Counsel to the Company. From 1979 through 1987, Mr. Caruso was employed at Baxter Travenol Laboratories in Deerfield, Illinois as corporate counsel.

      KENNETH J. ZUERBLIS, 36, has served as Vice President, Finance since April 1994. From July 1991 to April 1994, Mr. Zuerblis served as the Company's Controller. From January 1982 to July 1991, Mr. Zuerblis was employed by KPMG Peat Marwick LLP. He became a certified public accountant in 1985.
                          SUMMARY COMPENSATION TABLE

      The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended June 30, 1995, 1994 and 1993 with respect to Enzon's Chief Executive Officer and the other three most highly compensated executive officers serving during the fiscal year ended June 30, 1995 (the "Named Executive Officers").

                                                                      LONG-TERM
                                                                   COMPENSATION

                    ANNUAL COMPENSATION                               AWARDS

  Name and                                                              Other Annual     Securities Underlying    All Other
PRINCIPAL POSITION               YEAR         SALARY($)        BONUS($)  COMPENSATION($)(1) OPTIONS(#)(2)   COMPENSATION($)(3)

Peter G. Tombros{(4)}            1995        $300,000            --     $32,000{(5)}            189,000          $1,270
President and Chief              1994          68,080            --      10,000{(5)}            400,000            --
 Executive Officer               1993             --             --         --                       --            --

Dr. Abraham Abuchowski           1995         253,000            --         --                   95,000           2,262
Chairman of the Board            1994         250,373            --         --                    --              3,117
                                 1993         226,579        $37,500        --                   15,385           2,213

John A. Caruso                   1995         122,299            --          --                  82,000            --
Vice President, Business         1994         122,212            --         --                   21,400            --
 Development, General Counsel    1993         116,358          5,822         --                    --              29
 and Secretary

Kenneth J. Zuerblis              1995         100,000            --         --                   85,000           1,500
Vice President, Finance          1994          91,322            --         --                    5,000           1,335
                                 1993          80,723            --         --                       --           1,211

(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Executive Officer's total annual salary and bonus.
(2) Options were granted in consideration, or as a bonus, for services rendered during the relevant fiscal year and may have been granted during the following fiscal year.
(3) Consists of annual Company contributions to a 401(k) plan.
(4) Mr. Tombros joined the Company as President and Chief Executive Officer in April 1994.
(5) Consists of auto and living allowance under Mr. Tombros' employment agreement with the Company.



                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table contains information concerning the grant of stock options under the Company's Non-Qualified Stock Option Plan ("the Plan") to the Named Executive Officers during the fiscal year ended June 30, 1995.



                 INDIVIDUAL GRANTS
                 Number of

               Securities     % of Total                                     Potential Realizable Value at Assumed
               Underlying    Options Granted                              Annual Rates of Stock Price
                 Options      to Employees  Exercise or Base   Expiration    APPRECIATION FOR OPTION TERM (5)
NAME            GRANTED (1)  IN FISCAL YEAR    PRICE ($/SHARE)    DATE           0%($)       5%($)     10%($)


Peter G. Tombros55,000(2)     4.98%           $2.63               8/24/04         $0      $90,796     $230,096
                50,000(3)     4.53%            2.09               1/20/05          0       65,838      166,849
                84,000(4)     7.61%            2.00               5/15/05          0      105,654      267,748

Dr. Abraham
  Abuchowski    55,000(2)     4.98%            2.63               8/24/04          0       90,796      230,096
                40,000(3)     3.62%            2.09               1/20/05                  52,671      133,479

John A. Caruso  42,000(2)     3.80%            2.63               8/24/04          0       69,335      175,710
                40,000(3)     3.62%            2.09               1/20/05          0       52,671      133,479

Kenneth J.
  Zuerblis      45,000(2)     4.08%            2.63               8/24/04          0       74,288      188,261
                40,000(3)     3.62%            2.09               1/20/05          0       52,671      133,479


(1) All options were granted at an exercise price that equalled or exceeded the fair market value of the Common Stock on the date of grant, as determined by the last sale price as reported on the NASDAQ National Market System. The options will become exercisable as to all shares immediately upon a "change in control" of the Company as defined in certain agreements between the executive officers and the Company. See "Employment and Termination Agreements".

(2) This option will vest and become exercisable on August 24, 1996, provided that the Named Executive Officer is employed by the Company on that date. In the event employment is terminated prior to such vesting date for any reason other than a voluntary resignation or a termination by the Company
      (i) due to the named Executive Officer's failure to adequately perform his duties or (ii) otherwise for cause, the option shall immediately vest and become exercisable on the date of termination as to a pro rata number of shares based upon the number of days of service subsequent to the grant date divided by the total days during the vesting period.

(3) This option will vest and become exercisable on January 20, 1997, provided that the Named Executive Officer is employed by the Company on that date. In the event employment is terminated prior to such vesting date for any reason other than a voluntary resignation or a termination by the Company (i) due to the named Executive Officer's failure to adequately perform his duties or (ii) otherwise for cause, the option shall immediately vest and become exercisable on the date of termination as to a pro rata number of shares based upon the number of days of service subsequent to the grant date divided by the total days during the vesting period.

(4) Mr. Tombros' option to purchase 84,000 shares will vest and become exercisable as to 42,000 shares on May 15, 1996 and 42,000 shares on May 15, 1997.

(5) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted. The 0% appreciation column is included because the options were granted with exercise prices which equalled or exceeded the market price of the underlying Common Stock on the date of grant, and thus will have no value unless the Company's stock price increases above the exercise prices.


                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The following table sets forth the information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended June 30, 1995 and unexercised options held as of June 30, 1995.


                                            NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                        UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
             SHARES ACQUIRED    VALUE   OPTIONS AT FY-END (#)         AT FY-END ($)(1)
NAME          ON EXERCISE (#) REALIZED($)EXERCISABLE  UNEXERCISABLE EXERCISABLE UNEXERCISABLE

Peter G. Tombros    --          --         133,333  455,667             --   $45,560

Dr. Abraham Abuchowski--        --         561,686   95,000             --    11,248

John A. Caruso      --          --          58,992   82,000             --    11,248

Kenneth J. Zuerblis --          --          25,000   85,000             --    11,248


(1) Based upon a market value of $2.38 as determined by the last sale price as reported on the NASDAQ National Market System on June 30, 1995. If the exercise price is equal to or greater than such last sale price the option is deemed to have no value.


EMPLOYMENT AND TERMINATION AGREEMENTS

      The Company has a three-year employment agreement with Mr. Tombros effective as of April 5, 1994, pursuant to which he receives an annual base salary of $300,000. Mr. Tombros' agreement provided for a mandatory bonus consisting of stock options and cash for his first year of employment under the Company's Total Compensation Program for Officers and Senior Executives (the "Bonus Program"). This bonus was to be at least 40% of Mr. Tombros' base annual salary with 50% of such bonus payable in cash and the remainder payable in stock options, valued in accordance with the provisions of the Program. During fiscal 1995, at the request of Mr. Tombros, the Company amended this agreement with regard to the bonus in order to make it consistent with the Company's policy of not paying cash bonuses. In lieu of the bonus called for under the agreement, the Company agreed to grant a ten year option under the Company's Non-Qualified Stock Option Plan, as amended, to purchase 84,000 shares of the Company's Common Stock at a per share price of $2.00, the fair market value of the Company's Common Stock on the date of grant. The option vests under generally the same provisions as the Bonus Program, 50% after each of the first and second anniversaries of the grant. Mr. Tombros is entitled to receive bonuses under the Bonus Program subsequent to his first year of employment, but the amount of such bonuses will be determined at the discretion of the Compensation Committee of the Board of Directors. In the event Mr. Tombros' employment is terminated prior to April 5, 1996 for any reason, except if such employment is terminated (i) voluntarily by Mr. Tombros (other than in response to the Company's prior material breach of the employment agreement),
(ii)  by  the Company "for cause" (as defined in the employment  agreement)  or
(iii) as a result of Mr. Tombros' death or disability, Mr. Tombros will be entitled to receive his base salary until the later of April 5, 1996 or one year after such termination. If Mr. Tombros' employment is terminated subsequent to April 5, 1996, except for the reasons set forth in (i), (ii) and
(iii)  above,  he  will  receive  his  base  salary  for  one  year  after such termination. In the event Mr. Tombros' employment is terminated due to his death or disability his base salary will be paid for six months subsequent to such termination. Pursuant to his employment agreement, Mr. Tombros was also granted a ten-year option under the Company's Non-Qualified Stock Option Plan, as amended, to purchase 400,000 shares of the Company's Common Stock at a per share exercise price of $4.50, the fair market value of the Company's Common Stock on the date of grant. The option vests as to 1/3 of the shares on each of the first, second and third anniversaries of the effective date of Mr. Tombros' employment agreement, provided Mr. Tombros does not voluntarily terminate his employment with the Company (except in response to the Company's prior material breach of the employment agreement) prior to the relevant vesting date. Mr. Tombros' employment agreement also requires him to maintain the confidentiality of Company information and assign inventions to the Company. Mr. Tombros is precluded from competing with the Company during the term of his employment agreement and for two years after his employment is terminated if his employment is terminated by the Company for cause or by Mr. Tombros voluntarily (except in response to the Company's prior material breach of the employment agreement).

      The Company has agreements with each of its executive officers which provide for payment to each executive officer of three years of compensation and benefits (as defined in such agreements) following a change in control of the Company (as defined in such agreements), including the provision for such payment in the event such executive officer's employment with the Company is terminated under certain circumstances following such change in control. Upon a change in control of the Company, all options held by such executive officers shall vest immediately, notwithstanding any vesting provisions in the option certificates or any plan covering such options. The term of these agreements is for three years and prior to a change in control of the Company, the agreements automatically renew on each successive anniversary for an additional three years, unless the Company gives the executive officer 60 days notice prior to the anniversary date that it does not plan to renew such contracts.


        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors consists of two non-employee directors and determines all compensation paid or awarded to the Company's executive officers, including the Named Executive Officers in the Summary Compensation Table. As with many other biotechnology companies, Enzon's current level of development and the highly volatile nature of biotechnology stocks in general makes executive compensation which is based on sales and earnings goals or stock performance impracticable. The Compensation Committee believes that an important factor in Enzon's success is the continued development and maintenance of a culture focused on team-oriented performance. In this context, compensation has been based on the accomplishment of a blend of mutually shared and individual goals. Typically, the Compensation Committee has reviewed the executive compensation of other biotechnology companies with comparable levels of stockholders' equity and development and has designed the Company's total executive compensation to be targeted at the median of executive compensation levels of these companies. In the past, compensation of the Company's executive officers typically has consisted of two principal components: (i) base salary and benefits determined at the beginning of each fiscal year, and (ii) a bonus consisting of cash and stock options awarded under the Bonus Program after the end of each fiscal year.

      Based on the financial position of the Company, executive officers did not receive an increase in their salaries and did not receive cash bonuses during the fiscal year ended June 30, 1995. This decision was made notwithstanding the Compensation Committee's determination of the Company's current executive officers' performance during fiscal 1995.

      During the fiscal year ended June 30, 1995, the Compensation Committee granted options to purchase an aggregate of 367,000 shares of Common Stock to the Company's Named Executive Officers. These options were granted for the purpose of encouraging the Named Executive Officers to remain with the Company and to provide a performance incentive to such officers. The options were granted with exercise prices that equalled or exceeded the fair market value of the Company's Common Stock on the date of grant. The options generally require the officers to remain with the Company for two years, in order for the options to be exercisable.

      The only bonus awarded to a Named Executive Officer in connection with fiscal year 1995 compensation was an option grant related to a commitment under an employment agreement with the Company's Chief Executive Officer, Peter G. Tombros. Under his employment agreement, Mr. Tombros was guaranteed a minimum bonus under the Bonus Program equal to 40% of his base compensation or $120,000, of which $60,000 would be paid in cash and the remainder in a stock option grant. At the request of Mr. Tombros and notwithstanding the Compensation Committee's determination that Mr. Tombros' performance during his first year of employment would warrant such a bonus, the Company and Mr. Tombros amended the agreement eliminating the cash portion of the bonus. The amendment provides for a grant of a ten year option to purchase 84,000 shares of Common Stock at $2.00 per share, the fair market value of the Company's Common Stock on the date of grant, in lieu of the cash and option grant called for under the original agreement. The option vests and becomes exercisable as to 42,000 shares one year after the date of grant, and as to the remaining 42,000 shares, two years after the grant.

      The annual base salary provided under Peter Tombros' employment agreement for fiscal 1995 was $300,000. In determining the compensation to be paid to Mr. Tombros, the Compensation Committee took into account Mr. Tombros' extensive experience as a senior executive of a major multinational pharmaceutical firm and the compensation paid to chief executive officers with similar credentials at comparable biotech companies.

                                                THE COMPENSATION COMMITTEE

                                             Dr. Rosina B. Dixon, Chairperson
                                             Robert LeBuhn

                     STOCKHOLDER RETURN PERFORMANCE GRAPH


      The graph below summarizes the total cumulative return experienced by the Company's stockholders from June 30, 1990 through June 30, 1995, compared to the NASDAQ Stock Market Index and a Peer Group index consisting of: Isis Pharmaceuticals, Inc., Repligen Corp., Celgene Corp., Gensia Pharmaceuticals Inc., Collagen Corp., DNA Plant Technology Corp., Liposome Inc., Cytel Corp., Calgene Inc., Cytogen Corp. and Cephalon Inc. (the "Peer Group"). The Company and the companies comprising the Peer Group are biotechnology companies which are all traded on the NASDAQ Stock Market. The Peer Group used for the current year's stockholder return performance graph does not include Synergen Inc. or Cambridge Biotech Corporation which were included in the Peer Group in prior years. Synergen Inc. was acquired in December 1994 and is no longer publicly traded and Cambridge Biotech Corporation is no longer traded on the NASDAQ Stock Market. The changes for the periods shown in the graph and table below are based on the assumption that $100 had been invested in Enzon, Inc. Common Stock and in each index below on June 30, 1990.










                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
     AMONG ENZON, INC., THE NASDAQ STOCK MARKET-US INDEX AND A PEER GROUP



                                                    FISCAL YEAR ENDING JUNE 30,


                      1990          1991          1992           1993          1994          1995

Enzon, Inc.            100            95             63             45            25            22
Peer Group             100           137            192            152            92            95

NASDAQ  Stock
  Market-US            100           106            127            160           162           215


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each Director, each Executive Officer named in the Summary Compensation Table and all Executive Officers and Directors of the Company as a group as of October 19, 1995:

                                                            PERCENTAGE OF
DIRECTORS, OFFICERS OR           NUMBER OF                  VOTING STOCK
5% STOCKHOLDERS{(1)}             SHARES{(2)}                OUTSTANDING{(3)}

Peter G. Tombros             144,633{(4)}                      *
Dr. Abraham Abuchowski     1,265,156{(5)}                     4.7%
Dr. Rosina B. Dixon           17,664{(6)}                      *
Robert LeBuhn                 21,664{(7)}                      *
A.M. "Don" MacKinnon         141,100{(8)}                      *
Randy H. Thurman              55,000{(9)}                      *
John A. Caruso               58,992{(10)}                      *
Kenneth J. Zuerblis          26,100{(11)}                      *
Leslie Alexander          1,356,000{(12)}                     5.1%
  P.O. Box 63939
  Miami, Florida
Eastman Kodak Company     1,375,000{(13)}                     5.2%
  343 State Street
  Rochester, NY 14650
State of Wisconsin        2,271,000{(14)}                     8.6%
  Investment Board
  P.O. Box 7842
  Madison, Wisconsin 53707
All Executive Officers and Directors1,730,309{(15)}           6.3%
 as a group (eight persons)



*   Less than one percent.

 (1) The address of all Executive Officers and Directors listed above is in the care of the Company.

 (2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 as amended, and the beneficial owner has sole voting and investment power, subject to community property laws where applicable.

 (3) Gives effect to 109,000 shares of Series A Preferred Stock which were issued and outstanding as of October 19, 1995. Except with respect to a vote to change the terms of the Series A Preferred Stock and as required by Section 242 of the Delaware General Corporation Law, the Series A Preferred Stock and Common Stock will vote as one class of stock. Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote. The percentage of voting stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of October 19, 1995 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 19, 1995 plus (B) the number of shares of Series A Preferred Stock outstanding as of October 19, 1995 plus (C) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

 (4) Includes 133,333 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

 (5) Includes 22,100 shares held by SKG and Co., Inc. of which Dr. Abuchowski is the president and a principal stockholder, 15,329 shares held in Dr. Abuchowski's 401(k) retirement plan account, 569,378 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995, 9,000 shares owned as of October 19, 1995 by Dr. Abuchowski's wife who is a former employee of the Company and 2,556 shares subject to options under the Non-Qualified Stock Option Plan held by Dr. Abuchowski's wife which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995 and an aggregate of 261,000 shares held by trusts for the benefit of Dr. Abuchowski's wife, son and daughter, for which Dr. Abuchowski's wife and a bank are trustees. Dr. Abuchowski disclaims beneficial ownership as to the shares owned by his wife and such trusts.

 (6) Includes 11,664 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

 (7) Includes 11,664 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

 (8) Includes 122,500 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995 and 11,800 shares beneficially owned by Mr. MacKinnon's wife. Mr. MacKinnon disclaims beneficial ownership as to the shares owned by his wife.

 (9) Includes 55,000 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

(10) Includes 58,992 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995.

(11) Includes 25,000 shares subject to options which were exercisable as of October 19, 1995 or which will become exercisable within 60 days after October 19, 1995 and 600 shares owned by Mr. Zuerblis' IRA.

(12) Includes 35,000 shares held by Mr. Alexander as custodian for his daughter. The information concerning Mr. Alexander's stock ownership was obtained from an amended Schedule 13D filed with the Securities and Exchange Commission on April 2, 1993.

(13) The information concerning the stock ownership of Eastman Kodak Company ("Kodak") was determined from an amended Schedule 13D filed by Kodak with the Securities and Exchange Commission on January 27, 1993 .

(14) The information concerning the stock ownership of the State of Wisconsin Investment Board was obtained from a Form 13F filed by the State of Wisconsin Investment Board with the Securities and Exchange Commission dated August 29, 1995.

(15) Includes all shares owned beneficially by the directors and the executive officers named in the table.

                    PROPOSAL NO. 2 -  APPROVAL OF AMENDMENT
                    TO THE NON-QUALIFIED STOCK OPTION PLAN

      In November 1987, the Company's Board of Directors adopted the Non-Qualified Stock Option Plan (the "Plan") in order to enable the Company to attract and retain qualified employees, directors and independent consultants. Subject to stockholder approval, the Board of Directors has approved an amendment to the Plan to increase the total number of shares of Common Stock authorized for issuance upon exercise of options granted to officers, employees, directors and independent consultants under the Plan from 5,000,000 to 6,200,000.

      The board believes that the best way to attract and retain qualified executives and board members is to offer significant potential rewards based upon the Company's success through the issuance of stock options. The amendment to the Plan increasing the shares of Common Stock authorized for issuance presented herein to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 5,000,000 shares of Common Stock currently authorized, at October 19, 1995, 597,467 shares remained available for future grants.

      The following summary description of the Plan is qualified in its entirety by the full text of the Plan which may be obtained by the Company's stockholders upon request to the Secretary of the Company.

      The last sale price of a share of the Company's Common Stock as reported by the NASDAQ National Market System on October 19, 1995 was $3 3/16.

BASIC TERMS

      Under the Plan, directors, officers and employees of the Company and independent consultants to the Company have been, and will be, eligible for grants of options to purchase shares of Common Stock. To date, all options granted under the Plan have been awarded in the discretion of the Board of Directors or a committee thereof or pursuant to the formulas described below. Currently, the Compensation Committee of the Board of Directors determines who will receive options under the Plan, the number of shares of Common Stock which will be issuable upon exercise of options which are granted under the Plan and the terms of the options granted under the Plan to the extent the terms are not otherwise set forth in the Plan. No option granted under the Plan may be transferred by the optionee, otherwise than by will or the laws of descent and distribution and, generally, during the optionee's lifetime, the option may be exercised only by the optionee. The exercise price of the options must be at least equal to the fair market value of the underlying Common Stock as of the date of grant. Either the Compensation Committee of the Board of Directors or the Board of Directors may, in its discretion, provide that an option may not be exercised in whole or in part for any specified period or periods of time. No option may be exercised for a minimum of six months from the date of grant except immediately prior to the dissolution or liquidation of the Company or a merger or consolidation where the Company is not the surviving corporation, in which case all outstanding options become immediately exercisable. Options expire no later than the tenth anniversary of the date of grant.

AUTOMATIC AWARDS TO INDEPENDENT DIRECTORS

      The Plan provides that Independent Directors receive option grants pursuant to a formula (the "Formula"). The Formula provides that on each of January 2, 1994, January 2, 1997, January 2, 2000 and January 2, 2003, each of the Company's Independent Directors will automatically receive an option to purchase 60,000 shares of Common Stock (the "Regular Grant"). On the date of each Independent Director's initial election to the board, pursuant to a vote of the Company's stockholders or the board, such newly-elected Independent Director will automatically receive (i) an option to purchase such Independent Director's pro rata share of the Regular Grant, which will equal the product of 1,666 multiplied by the number of whole months remaining in the relevant three year period until the next Regular Grant (the "Pro Rata Grant"); and (ii) an option to purchase 10,000 shares of Common Stock (the "Initial Election Grant"). Each option granted to an Independent Director pursuant to the Formula will vest and become exercisable as follows: those options granted pursuant to a Regular Grant will vest and become exercisable as to 20,000 shares one year after the date of grant; as to 20,000 shares two years after the date of grant; and as to the remaining 20,000 shares three years after the date of grant. Those options granted pursuant to a Pro Rata Grant will vest and become exercisable as to that number of shares equal to the product of 1,666 multiplied by the number of whole months remaining in the first calendar year in which the Independent Director is elected initially to the board on the January 1st following such Independent Director's initial election to the board; and as to any remaining shares in accordance with the schedule for options granted pursuant to a Regular Grant. Those options granted pursuant to an Initial Election Grant will vest and become exercisable as to 5,000 shares one year after the date of grant; and as to 5,000 shares two years after the date of grant.

      An option granted to an Independent Director pursuant to the Formula will not become exercisable as to the relevant shares unless such Independent Director has served continuously on the board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date such Independent Director joined the board until the end of such year should such Independent Director have joined the board during such year; PROVIDED, HOWEVER, that if an Independent Director does not fulfill such continuous service requirement due to such Independent Director's death or disability all options granted under the Formula and held by such Independent Director shall nonetheless vest and become exercisable as though such Independent Director fulfilled the continuous service requirement. An option granted to an Independent Director pursuant to the Formula will remain exercisable for a period of ten years from the date of grant.

ADMINISTRATION

      The Plan is to be administered by either the Board of Directors or a committee of at least two directors appointed by the board. The Plan is currently administered by the Compensation Committee. It is intended for the automatic grants to Independent Directors described herein to qualify as
"formula  awards"  under  Rule  16b-3  of  the  Exchange  Act.   In  this case,
Independent Directors would, notwithstanding their receipt of options to purchase the Company's Common Stock, be considered "disinterested persons" under Rule 16b-3 and be able to administer the Plan and award options under the Plan to employee directors and executive officers which would qualify under Rule 16b-3. Also, the grants of options to Independent Directors under the Formula will qualify under Rule 16b-3.

AMENDMENTS AND TERMINATION

      Currently, no options may be granted under the Plan beyond November 21, 2007. The Compensation Committee or the Board of Directors may terminate, amend, or revise the Plan with respect to any shares as to which options have not been granted, but may not alter any previously granted options without the optionee's consent. Termination of the Plan will not affect previously granted options. No amendment may be made by the Compensation Committee or the Board of Directors, which, without stockholder approval, would cause the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act. Rule 16b-3 currently would require stockholder approval for any amendments to the Plan which would (a) materially increase the benefits accruing to participants in the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan. In addition, the portion of the Plan which provides for automatic formula grants to Independent Directors may be amended or terminated by the Compensation Committee or the board, as the case may be, as they deem advisable; provided that an amendment revising the price, date of exercisability, exercise period or amount of shares subject to an option will not be made more frequently than once every six months unless necessary to comply with the Internal Revenue Code of 1986, as amended, or with the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

CAPITAL ADJUSTMENTS

      The aggregate number of shares of Common Stock available for options, the shares subject to any option, and the price per share, will all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend on the Company's Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any option outstanding under the Plan shall pertain, apply, and relate to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all options outstanding under the Plan shall terminate; except that each optionee shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such options in whole or in part, that such optionee holds.

TAX CONSEQUENCES

      An optionee will not recognize taxable income for Federal income tax purposes upon the receipt of an option under the Plan, and the Company will not be entitled to a deduction upon the grant of an option. Upon exercise of an option, the optionee will recognize ordinary income equal to the excess of the fair market value on the date of exercise of the Common Stock received upon exercise over the exercise price for such Common Stock. However, any such optionee who is subject to the trading restrictions of Section 16(b) of the Exchange Act would, unless the optionee elected to recognize ordinary income on the date of exercise, recognize ordinary income on the date such trading restrictions terminate (the "Deferred Date"). The amount of such income would equal the excess of the fair market value on the Deferred Date of the Common Stock received upon exercise of the option over the exercise price for such Common Stock, and the holding period for long-term capital gain treatment would not begin until the Deferred Date. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by any optionee at the same time that such optionee recognized such income.

ELIGIBLE PARTICIPANTS

      As of October 19, 1995, there were approximately 121 persons eligible to participate in the Plan. Of these eligible participants, six are members of the Board of Directors (four of whom are Independent Directors), two are executive officers who are not board members and the remainder are employees of the Company who are not executive officers.

      For information concerning options granted under the Plan to directors, the Chief Executive Officer and the Named Executive Officers see "DIRECTORS' COMPENSATION - DIRECTORS' STOCK OPTIONS," "SUMMARY COMPENSATION TABLE" AND "OPTION GRANTS IN LAST FISCAL YEAR."


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE NON-QUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED TO OFFICERS, EMPLOYEES, DIRECTORS AND INDEPENDENT CONSULTANTS UNDER THE PLAN FROM 5,000,000 TO 6,200,000 (PROPOSAL NO. 2 ON THE PROXY CARD).


                   PROPOSAL NO. 3 - RATIFICATION OF AUDITORS

      On September 15, 1995, the Audit Committee of the Board of Directors, pursuant to authority granted by the Board of Directors, approved the retention of KPMG Peat Marwick LLP ("KPMG"), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1996. KPMG served as auditor of the consolidated financial statements of the Company for the fiscal years ended June 30, 1995, June 30, 1994, and June 30, 1993. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement should they desire to do so. Such representatives are also expected to be available to respond to questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1996 (PROPOSAL NO. 3 ON THE PROXY CARD).


                         ANNUAL REPORT TO STOCKHOLDERS

      The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1995 accompanies this Proxy Statement.


                            STOCKHOLDERS' PROPOSALS

      IT IS ANTICIPATED THAT THE COMPANY'S FISCAL 1996 ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON OR ABOUT DECEMBER 3, 1996. STOCKHOLDERS WHO INTEND TO PRESENT PROPOSALS AT SUCH ANNUAL MEETING OF STOCKHOLDERS MUST SUBMIT THEIR PROPOSALS TO THE SECRETARY OF THE COMPANY ON OR BEFORE AUGUST 16, 1996.

                                    GENERAL


      The cost of soliciting proxies will be borne by the Company. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

      Unless contrary instructions are indicated on the proxy card, all Common Shares or Series A Preferred Shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named herein and FOR Proposal No. 2 and Proposal No. 3.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same Common Shares or Series A Preferred Shares or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or her Common Shares or Series A Preferred Shares in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, John A. Caruso, at Enzon, Inc., 20 Kingsbridge Road, Piscataway, New Jersey 08854.

      The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the Common Shares or Series A Preferred Shares represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her Common Shares or Series A Preferred Shares will be voted in accordance with the specification so made.

      Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                                    By order of the Board of Directors,



                                    John A. Caruso, Secretary

Piscataway, New Jersey
October 31, 1995

PROXY





                                  ENZON, INC.

                ANNUAL MEETING OF STOCKHOLDERS DECEMBER 5, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      Peter G. Tombros and John A. Caruso and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the annual meeting of stockholders of Enzon, Inc. to be held on December 5, 1995 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of stock of Enzon, Inc. to which the undersigned is entitled to vote at the Annual Meeting.




      UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2 AND 3.

(1) Election of the following nominees as Class III Directors to serve in such capacities until their successors are duly elected and qualified:

                        DR. ABRAHAM ABUCHOWSKI
                        ROBERT LEBUHN

(Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

      /  / FOR          /  / WITHHOLD AUTHORITY FOR ALL

(2) Proposal to approve an amendment to the Enzon, Inc. Non-Qualified Stock Option Plan which increases the number of shares reserved for issuance upon exercise of options from 5,000,000 to 6,200,000.

      /  / FOR          /  / AGAINST      /  / ABSTAIN

(3) Ratification of the selection of KPMG Peat Marwick LLP to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1996.

      /  / FOR          /  / AGAINST      /  / ABSTAIN

/   /   PLEASE  CHECK THIS BOX IF YOU EXPECT TO ATTEND THE  ANNUAL  MEETING  IN
      PERSON.




                                                Please  sign  exactly  as  name
                                                appears  to  the left, date and
                                                return.  If shares  are held by
                                                joint   tenants,   both  should
                                                sign.     When    signing    as
                                                attorney,             executor,
                                                administrator,   trustees    or
                                                guardian,   please   give  full
                                                title    as    such.     If   a
                                                corporation,   please  sign  in
                                                full    corporate    name    by
                                                president  or  other authorized
                                                officer.    If  a  partnership,
                                                please sign in partnership name
                                                by authorized person.)


                                                Date:
                                                Sign                      Here:


                                                Signature (if held jointly)




                                                Capacity (Title or Authority,
                                                 i.e. Executor,  Trustee)


                                    PLEASE SIGN, DATE AND MAIL YOUR PROXY TODAY

                             APPENDIX


                            ENZON, INC.

           NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED{*}



A.   PURPOSE AND SCOPE

     The  purpose of this Plan is to encourage stock ownership by employees and directors  of,  and independent consultants to, Enzon, Inc., a Delaware corporation, and its subsidiaries (herein called the "Company"), to provide an incentive to such persons to develop, expand and improve the profits and prosperity of the Company,  and  to  assist  the  Company in attracting key personnel and consultants through the grant of Options  to  purchase shares of the Company's Common Stock.



B.   DEFINITIONS

     Unless otherwise required by the context:

     1.   "Board" shall mean the Board of Directors of the Company.

     2.   "Committee"  shall  mean  the  Compensation Committee,  which  is appointed by the Board, and which shall be composed of three members of the

Board.

     3.   "Company" shall mean Enzon, Inc. and its subsidiaries.

     4.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

     5.   "Independent  Director" shall mean  a  director  who  is  not  an employee of the Company.

     6.   "Option" shall  mean  a right to purchase Stock, granted pursuant to the Plan.

     7.   "Option Price" shall mean  the  purchase price for Stock under an

Option, as determined in Section F below.

     8.   "Participant" shall mean an employee  of  the Company, a director of  the  Company,  a consultant to the Company, or any person  to  whom  an

Option is granted under the Plan.

     9.   "Plan" shall  mean  this  Enzon,  Inc. Non-Qualified Stock Option

Plan, as amended.

     10.  "Stock" shall mean the Common Stock  of  the  Company,  par value

$.01.



C.   STOCK TO BE OPTIONED

     Subject to the provisions of Section L of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 5,000,000 shares.  Such shares may be treasury, or authorized but unissued shares of,

the Stock of the Company.



D.   ADMINISTRATION

     The  Plan  shall  be administered by the Committee or the Board.   Two

members of the Committee  shall  constitute a quorum for the transaction of business.  Except as provided in Section  R  hereof,  the  Committee or the

Board shall make all decisions with respect to the operation  of  the Plan,

the  participation in the Plan by employees or directors of, or consultants to the  Company, and with respect to the extent of that participation.  The interpretation  and  construction of any provision of the Plan by the Board or the Committee shall  be  final.  No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.



E.   ELIGIBILITY

     The  Board  or  the  Committee  may  grant  Options  to  any  employee

(including an employee who  is  a  director  or  an  officer),  or any non-

employee  who is a director or an officer, or any non-employee director  of the Company,  or  any consultant to the Company.  Options may be awarded by the Board or the Committee  at  any  time  and  from  time  to  time to new

Participants,  or  to then current Participants, or to a greater or  lesser number of Participants,  and  may include or exclude previous Participants,

as  the  Board,  or the Committee  shall  determine.   Options  granted  at

different times need not contain similar provisions.



F.   OPTION PRICE

     The purchase  price  for Stock under each Option shall be at least 100 percent of the fair market  value  of  the  Stock at the time the Option is granted, but in no event less than the par value  of  the  Stock.  The fair market value of the Company's Stock shall be determined as follows:

          a.   If the Common Stock continues to be traded on  the over-the-

          counter market as a National Market System Security or  is traded on a national securities exchange, the fair market value  of  the

          Stock shall be the closing sale price on such day that the Option is  granted as reported by the National Association of Securities

          Dealers  Automated  Quotation  System  ("NASDAQ") or the national securities exchange on which the Stock is  trading,  as  the case may be; or

          b.   If the Common Stock ceases to be traded as a National Market

          System  Security  but  continues  to  be  traded on the over-the-

          counter market, the fair market value of the  Stock  shall be the closing  bid  price  on  such  day that the Option is granted  as reported by NASDAQ; or

          c.   If the Common Stock ceases  to  be  traded  on the over-the-

          counter  market  and  is  not  traded  on  a  national securities exchange,  the  current  market  value shall be determined  by  a reputable investment banking firm retained by the Board.



G.   TERMS AND CONDITIONS OF OPTIONS

     Except as provided in Section R hereof,  Options  granted  pursuant to the  Plan  shall  be authorized by the Board or the Committee and shall  be evidenced by agreements  ("Option Agreements") in such form as the Board or

the Committee, shall from  time  to  time  approve.   Such Agreements shall

comply with and be subject to the following terms and conditions:

     1.   EMPLOYMENT  AGREEMENT - The Board or the Committee  may,  in  its

discretion, include in  any  Option granted under the Plan to a Participant who is an employee of the Company  a  condition  that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted.  No such agreement shall impose  upon  the  Company,

however,  any obligation to employ the Participant for any period of  time,

except as otherwise agreed to by the Company.

     2.   TIME  AND  METHOD  OF PAYMENT - The Option Price shall be paid in full in cash, by certified check  or  official  bank  check, at the time an

Option is exercised under the Plan.  If the Board or the  Committee  in its sole discretion so authorizes, payment may be made by exchange of shares of the  Company's  Common  Stock  previously owned by the optionee, having the same fair market value as determined  in the manner set forth in Section F.

Without payment by one of the methods described  above,  an exercise of any

Option granted under the Plan shall be invalid and of no effect.   Promptly

after  the  exercise of an Option and the payment of the full Option Price,

the Participant  shall  be  entitled to the issuance of a stock certificate evidencing his or her ownership of the Stock issuable under such Option.  A

Participant shall have none of the rights of a stockholder until the Option is duly exercised, and no adjustment  will  be  made for dividends or other rights for which the record date is prior to the  date  such Option is duly exercised.

     3.   NUMBER OF SHARES - Each Option shall state the  total  number  of shares of Stock to which it pertains.

     4.   OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS  -Except for

Options  granted pursuant to Section R hereof, the Board or Committee shall determine  the  period  of  time  during  which an Option may be exercised,

PROVIDED, HOWEVER, that no Option may be exercised  after the expiration of ten years from the date it is granted.  Except for Options granted pursuant to  Section R hereof, the Board or the Committee may,  in  its  discretion,

provide  that  an  Option  may not be exercised in whole or in part for any period or periods of time specified  in  the  Option  Agreement;  PROVIDED,

HOWEVER,  that  no  Option  granted subsequent to November 21, 1991 may  be exercisable for a minimum of  six  months  from the date of grant.  Options granted pursuant to Section R hereof will be exercisable in accordance with

Section S hereof.  Except as provided in the  Option  Agreement and in this

Section G(4), an Option may be exercised in whole or in  part  at  any time

during  its  term.   No  Option may be exercised for a fractional share  of

Stock.



H.   TERMINATION OF EMPLOYMENT

     Except as provided in  Section  I  below,  if  an  employee  who  is a

Participant ceases to be employed by the Company, his or her Options unless otherwise exercised, shall terminate as of the close of business on the one hundred  and  ninetieth  (190th)  day  following  the  termination  of  the

Participant's  employment  with  the  Company; PROVIDED, HOWEVER, that such

Participant may exercise his or her Options  during  such  one  hundred and ninety  (190) day period following such termination of employment  only  to the extent  that  he  or  she  would otherwise be entitled to exercise such

Options during such period; PROVIDED,  FURTHER,  HOWEVER,  that in no event shall any Option be exercisable more than ten (10) years from  the  date it was granted.  Notwithstanding the foregoing, the Board or the Committee may cancel  an  Option  during  the  one  hundred  and  ninety (190) day period referred to in this section, if the Participant engages  in  employment  or activities  contrary,  in the opinion of the Board or the Committee, to the

best interests of the Company.   The Board or the Committee shall determine

in each case whether a termination  of  employment  shall  be  considered a retirement with the consent of the Company, and, subject to applicable law,

whether  a  leave  of absence shall constitute a termination of employment.

Any such determination  of  the  Board  or the Committee shall be final and conclusive.  The foregoing provisions may  be  modified  or  waived  by the

Board  or  the  Committee and do not, in any case, apply to any Participant who is not an employee of the Company.  Except for Options granted pursuant to Section R hereof,  the  Board  or  the Committee will determine what, if any, provisions for earlier termination  of  the Option will be included in

the  Option  Agreement  issued  to  any non-employee.   The  Board  or  the

Committee will determine who shall be  deemed  to  be  an  employee  of the

Company for the purposes of this Section H and Section I below at the  time the Option is granted.

I.   RIGHTS IN EVENT OF DEATH

     If  an  employee  who  is  a  Participant  dies  while employed by the

Company, or within three months after having retired with  the  consent  of the  Company,  and  without  having fully exercised his or her Options, the executors or administrators, or  legatees  or  heirs,  of his or her estate shall  have  the  right  to exercise such Options to the extent  that  such deceased Participant was entitled  to  exercise  the Options on the date of his or her death; PROVIDED, HOWEVER, that in no event  shall the Options be

exercisable  more  than  ten  years from the date they were  granted.   The

foregoing  provisions  may be modified  or  waived  by  the  Board  or  the

Committee and do not, in  any  case, apply to any Participant who is not an employee of the Company.  Except  for Options granted pursuant to Section R hereof, the Board or the Committee  will determine what, if any, provisions concerning exercise of the Option upon  the  death  of  the  holder will be included in the Option Agreement issued to any non-employee.



J.   NO OBLIGATIONS TO EXERCISE OPTION

     The  granting  of  an  Option  shall  impose  no  obligation upon  the

Participant to exercise such Option.



K.   NONASSIGNABILITY

     Options shall not be transferable other than by will or by the laws of descent  and  distribution, and during a Participant's lifetime  an  Option shall be exercisable only by such Participant.

L.   EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

     The aggregate  number  of  shares of Stock available for Options under the Plan, the shares subject to any  Option, and the price per share, shall all be proportionately adjusted for any  increase or decrease in the number of issued shares of Stock subsequent to the  effective  date  of  the  Plan resulting  from  (1)  a subdivision or consolidation of shares or any other capital adjustment, (2)  the  payment  of a stock dividend on the Company's

Common Stock, or (3) other increase or decrease  in  such  shares  effected without  receipt of consideration by the Company.  If the Company shall  be the surviving  corporation in any merger or consolidation, any Option shall pertain, apply,  and  relate  to  the  securities  to which a holder of the number of shares of Stock subject to the Option would  have  been  entitled after the merger or consolidation.  Upon dissolution or liquidation  of the

Company, or upon a merger or consolidation in which the Company is not  the surviving  corporation,  all  Options  outstanding  under  the  Plan  shall terminate;  PROVIDED, HOWEVER, that each Participant (and each other person entitled under  Section  I  to  exercise  an  Option) shall have the right,

immediately prior to such dissolution or liquidation,  or  such  merger  or consolidation,  to exercise such Participant's Options in whole or in part,

notwithstanding  any  provisions  contained  in  the  Plan  or  the  Option

Agreement to the contrary.



M.   AMENDMENT AND TERMINATION

     Subject to the  last  paragraph  of  this  Section M, the Board or the

Committee, by resolution, may terminate, amend, or  revise  the  Plan  with respect  to  any shares as to which Options have not been granted.  Neither the Board nor  the  Committee  may, without the consent of the holder of an

Option,  alter or impair any Option  previously  granted  under  the  Plan,

except as  authorized  herein.   Unless  sooner  terminated, the Plan shall

remain in effect for a period of twenty years from  the  date of the Plan's initial  adoption by the Board.  Termination of the Plan shall  not  affect any Option previously granted.

          No  amendment may be made without stockholder approval where such amendment would  materially  (i)  increase the total number of shares which may be issued under the Plan (except that adjustments authorized by Section

L hereof shall not be limited by this  provision);  (ii) alter the class of persons eligible to participate in the Plan; or (iii) increase the benefits under the Plan.



N.   AGREEMENT AND REPRESENTATION OF PARTICIPANTS

     As  a  condition  to  the exercise of any portion of  an  Option,  the

Company may require the person  exercising  such  Option  to  represent and warrant  at the time of such exercise that any shares of Stock acquired  at exercise are  not  registered under the Securities Act of 1933 (the "Act"),

are "restricted securities"  as  that term is defined in Rule 144 under the

Act and are being acquired only for  investment  and  without  any  present intention  to sell or distribute such shares, if, in the opinion of counsel for the Company,  such  a  representation  is required under the Act or any other applicable law, regulation, or rule of any governmental agency.



O.   RESERVATION OF SHARES OF STOCK

     The Company, during the term of this Plan,  will  at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue  and  to  sell, the number  of  shares  of  Stock  that  shall  be  sufficient  to  satisfy the requirements of this Plan.  The inability of the Company to obtain from any regulatory  body  having  jurisdiction  the  authority deemed necessary  by counsel  for the Company for the lawful issuance  and  sale  of  its  Stock hereunder  shall  relieve  the  Company  of any liability in respect of the failure to issue or sell Stock as to which  the requisite authority has not been obtained.



P.   EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date  it is initially adopted by the Board, provided that Section R shall not become  effective until it has been ratified by the stockholders.



Q.   LIMITS ON BOARD

     Notwithstanding anything else provided in the Plan,  the  selection of persons eligible for participation in the Plan and decisions concerning the timing,  pricing  and amount of a grant or award shall not be made  by  the

Board unless each member  of the Board is a "disinterested person" (as that term is defined in Rule 16b-3).



R.   GRANT OF OPTIONS TO INDEPENDENT DIRECTORS

     (a)  On each of January  2, 1994, January 2, 1997, January 2, 2000 and

January 2, 2003, each Independent  Director  shall automatically receive an

Option  to  purchase  60,000  shares  of  Stock (the  "Regular  Independent

Director Grant").  Notwithstanding the foregoing,  should the date on which a Regular Independent Director Grant is scheduled to be awarded pursuant to the preceding sentence fall on a Saturday, Sunday or  holiday,  the Regular

Independent  Director  Grant  shall  be  awarded on the first business  day immediately following such scheduled date.

     (b)  On the date of each Independent  Director's  initial  election to the  Board, pursuant to a vote of the Company's stockholders or the  Board,

such newly-elected  Independent Director shall automatically receive (i) an

Option to purchase a  pro  rata  share of the shares of Stock underlying an

Option  granted pursuant to a Regular  Independent  Director  Grant,  which shall be  equal  to  the product of 1,666 multiplied by the number of whole months remaining in the  relevant  three year period until the next Regular

Independent Director Grant (the "Pro Rata Independent Director Grant"); and

(ii) an Option to purchase 10,000 shares  of  Common  Stock  (the  "Initial

Independent Director Election Grant").


S.   EXERCISE PERIOD OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS

     Subject  to  the last paragraph of this Section S, each Option granted pursuant to the Plan shall vest and become exercisable as follows:

     (1)  Those Options  granted pursuant to a Regular Independent Director

Grant shall vest and become  exercisable  as  to 20,000 shares on the first anniversary  of  the  date  of grant; as to 20,000  shares  on  the  second anniversary of the date of grant;  and as to the remaining 20,000 shares on the third anniversary of the date of grant.

     (2)  Those Options granted pursuant to a Pro Rata Independent Director

Grant shall vest and become exercisable  as  to that number of shares equal to the product of 1,666 multiplied by the number  of whole months remaining in  the first calendar year in which the Independent  Director  is  elected initially  to  the  Board  on  the  January  1st following such Independent

Director's initial election to the Board; and as to any remaining shares in accordance  with the schedule for Options granted  pursuant  to  a  Regular

Independent Director Grant as provided in Section S(1) hereof.

     (3)  Those Options granted pursuant to an Initial Independent Director

Election Grant  shall  become  exercisable  as to 5,000 shares on the first anniversary  of the date of grant; and as to 5,000  shares  on  the  second anniversary of the date of grant.

     Notwithstanding  the  foregoing,  an  Option shall not vest and become exercisable as to the relevant shares unless  such Independent Director has served  continuously on the Board during the year  preceding  the  date  on which such  Options  are  scheduled to vest and become exercisable, or from the date such Independent Director joined the board should such Independent

Director  have  joined the board  during  such  preceding  year;  PROVIDED,

HOWEVER, that if  an  Independent Director does not fulfill such continuous service requirement due  to such Independent Director's death or disability all Options granted to such  Independent  Director  pursuant  to  Section R hereof  shall  nonetheless vest and become exercisable as provided in  this

Section S.  For  purposes  of  this  Section  S  "disability"  shall mean a physical  or  mental condition which prevents an Independent Director  from performing his  duties  as  an  Independent  Director  of the Company for a continuous  six  month period or for a total of six months  during  any  18 month period.  Any  Option  which  does  not vest and become exercisable in accordance with this Section S shall terminate  and  be of no further force

or  effect.   Subject  to  the provisions of Section L, an  Option  granted pursuant to this Section S shall  remain  exercisable  for  a period of ten years from the date of grant.


**FOOTNOTES**

{*} The Plan was amended by vote of the Board of Directors on each of January 10, 1990, February 6, 1990, April 25, 1990, February 23, 1991, May 30, 1991, November 21, 1991, approved by vote of the Stockholders on January 22, 1992, amended by vote of the Board of Directors on December 28, 1992 with such amendment ratified by vote of the Stockholders on February 8, 1993, amended by vote of the Board of Directors on September 13, 1993 with such amendment ratified by vote of the Stockholders on December 7, 1993.